As filed with the Securities and Exchange Commission on April 30, 2010

Registration Nos. 333-119022; 811-21634

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 26	☒

Access One Trust

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copies to:

Michael L. Sapir

ProFund Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP One International Place Boston, MA 02110	Amy Doberman Barry Pershkow ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 30, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Access VP High Yield FundSM

MAY 1, 2010

Prospectus

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

3	Summary Section
4	Access VP High Yield FundSM
9	Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
15	Fund Management
17	General Information
21	Financial Highlights

This Prospectus should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the Fund. This Prospectus may include information pertaining to a portfolio that is not available through the separate account or insurance contract that you have chosen. Please refer to your variable annuity or life prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

3

Summary Section

4	:: Access VP High Yield FundSM

Important Information About the Fund

If Access VP High Yield Fund (the “Fund”) is successful in meeting its objective, its net asset value should generally gain value as the high yield market is rallying (gaining value). Conversely, its net asset value should generally decrease in value as the high yield market is falling (losing value). These results are generally similar to those of most traditional high yield mutual funds.

Investment Objective

The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.98%

Total Annual Fund Operating Expenses
Before Fee Waivers and Expense Reimbursements	1.98%
Fee Waivers/Reimbursements*	-0.30%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2011. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Access VP High Yield Fund	$171	$592	$1,040	$2,282

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,671% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in high yield debt securities, money market instruments and derivatives that ProFund Advisors believes, in combination, should provide investment results that correspond to the high yield market.

>

High Yield Debt Securities — The Fund invests in high yield debt securities that are generally debt securities rated BB+ and lower by Standard & Poor’s Ratings Service (“S&P”) or Fitch, Inc. (“Fitch”) or Ba1 or below by Moody’s Investor Services, Inc. (“Moody’s”) or if unrated, securities that the Advisor determines to be of comparable quality. High yield debt securities also include corporate notes, convertible debt securities and preferred securities.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt securities in order to gain exposure to the high yield market.

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Credit Default Swaps (“CDSs”) — Bilateral financial contracts that transfer credit exposure between two parties. They may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds. One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk. The seller typically receives one or more pre-determined periodic payments from the other party. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS.

>	Money Market Instruments — The Fund invests in short term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

Access VP High Yield FundSM ::	5

The Fund seeks to maintain exposure to the high yield bond markets regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the high yield bond markets. To find out if the Fund has sufficient assets to invest to attempt to meet its objective, you may call 1-888-776-3637. There is no assurance that the Fund will achieve its investment objective.

The Fund may invest up to 25% of its assets in foreign securities or financial instruments with respect to foreign securities.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CDS Risk — The Fund will always be a net “seller” of CDSs. When the Fund is a seller of an unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to pay the par value of a defaulted reference obligation and take delivery from the counterparty of such obligation. Since CDSs may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which the Fund invests or in the reference obligations subject to the CDSs. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS, pricing transparency and the risk that the CDSs utilized by the Fund perform in a manner that does not correlate to the high yield bond markets or perform in other ways that are not expected. The Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference issuers and there are no limitations on the notional amount established for CDSs, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, CDSs may be difficult to value depending on whether an active market exists for them. Investing in CDSs may be considered an aggressive investment technique.

Concentration Risk  — Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. The Fund may have significant exposure to an individual issuer, and if so, will be more susceptible to the risks associated with that specific issuer, which may be different from the risks generally associated with the high yield market as a whole.

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investment Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by

6	:: Access VP High Yield FundSM

U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the total return of the high yield market.

Management Risk — The Advisor will apply various investment techniques and strategies in making investment decisions for the Fund, but there can be no guarantee that these techniques and strategies will achieve the desired results.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be.

Portfolio Turnover Risk — The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Repurchase Agreement Risk — The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, described above. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. See the discussion under “General Information” under “Calculating Share Prices.” The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Investment Results

The bar chart and table below provide an indication of the risks of investing in the Fund by showing the variability of Fund returns from year to year and by comparing average annual total returns of the Fund to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Access VP High Yield FundSM ::	7

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 13.22%;

Worst Quarter (ended 03/31/2009): -14.96%.

Average Annual Total Returns

As of December 31, 2009

	One Year	Since Inception	Inception Date
Access VP High Yield Fund	16.91%	7.02%	05/02/05
JPMorgan Domestic High Yield Index	58.18%	7.34%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Jeffrey Ploshnick	Since February 2001	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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9

Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

10	:: Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains greater detail on the Fund’s principal investment strategies and related risks you face as a shareholder of the Fund and also information about how to find out more about the Fund’s portfolio holding disclosure policy.

Investment Objective

The Access VP High Yield Fund (the “Fund” or the “Access One Fund”) offered herein is a series of the Access One Trust (the “Trust”) and is designed to correspond to the total return of the high yield market consistent with maintaining reasonable liquidity.

The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustee, without the approval of Fund shareholders. The Fund may substitute a different security market for the security market underlying its benchmark.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) takes into consideration, among other things, the relative liquidity of and transaction cost associated with a particular investment and industry diversification of the Fund’s overall portfolio. The Advisor does not conduct fundamental analysis in managing the Fund.

The Fund may hold a representative sample of securities which is intended to have aggregate characteristics similar to those of the high yield debt market (“junk bonds”) and/or high yield debt securities market (“high yield market”). This “sampling” process typically involves selecting a representative sample of securities of a securities market principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g. industry weightings) to, the high yield market. In addition, the Fund may obtain exposure to components not included in the high yield market, invest in securities that are not included in the high yield market or overweight or underweight certain components contained in the high yield market.

ProFund Advisors does not invest the assets of the Fund in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to the high yield market without regard to market conditions, trends or direction. The Fund does not take temporary defensive positions.

The Fund invests in high yield debt securities, money markets instruments and derivatives that ProFund Advisors believes, in combination, should provide investment results that correspond to the high yield market.

>

High Yield Debt Securities — The Fund invests in high yield debt securities that are generally debt securities rated BB+ and lower by Standard & Poor’s Ratings Service (“S&P”) or Fitch, Inc. (“Fitch”) or Ba1 or below by Moody’s Investor Services, Inc. (“Moody’s”) or if unrated, securities that the Advisor determines to be of comparable quality. High yield debt securities also include corporate notes, convertible debt securities and preferred securities.

>	Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt securities in order to gain exposure to the high yield market.

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

•

Credit Default Swaps (“CDSs”) — Bilateral financial contracts that transfer credit exposure between two parties. They may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds. One party to a CDS (the “buyer”) receives credit protection or sheds credit risk, whereas the other party (the “seller”) to a CDS is selling credit protection or taking on credit risk. The seller typically receives one or more pre-determined periodic payments from the other party. These payments are in consideration for guaranteeing to make a specific payment to the buyer should a negative credit event occur with respect to one of the issuers referenced in the CDS.

>	Money Market Instruments — The Fund invests in short term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

The Fund is subject to the Securities and Exchange Commission (“SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in high yield securities contained in the underlying securities market and/or financial instruments that, in combination, should have similar characteristics.

Principal Risks

Many factors may affect the value of an investment in the Fund. The Fund’s net asset value will change daily based on the performance of the benchmark index which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are noted in the Fund description and described below. The Statement of Additional Information (“SAI”) contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to risks in addition to those identified as principal risks.

Active Investor Risk ProFund Advisors expects a significant portion of the assets invested in the Fund to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These

Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	11

strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

CDS Risk The Fund will always be a net “seller” of CDSs. When the Fund is a seller of an unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to pay the par value of a defaulted reference obligation and take delivery from the counterparty of such obligation. Since CDSs may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which the Fund invests or in the reference obligations subject to the CDSs. As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS, pricing transparency and the risk that the CDSs utilized by the Fund perform in a manner that does not correlate to the high yield bond markets or perform in other ways that are not expected. The Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference issuers and there are no limitations on the notional amount established for CDSs, the Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, CDSs may be difficult to value depending on whether an active market exists for them. Investing in CDSs may be considered an aggressive investment technique.

Concentration Risk Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. The Fund may have significant exposure to an individual issuer, and if so, will be more susceptible to the risks associated with that specific issuer, which may be different from the risks generally associated with the high yield market as a whole.

Counterparty Risk The Fund will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the Fund may decline. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

Debt Instrument Risk The Fund may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk The Fund may invest in securities of foreign issuers or other investments that provide the Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent the Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In

12	:: Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

The Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent the Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. The Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent the Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. In addition, the Fund’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

High Yield Risk Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

Interest Rate Risk Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Liquidity Risk In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the total return of the high yield market.

Management Risk The Advisor will apply various investment techniques and strategies in making investment decisions for the Fund, but there can be no guarantee that these techniques and strategies will achieve the desired result.

Market Risk The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk The Fund is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be.

Portfolio Turnover Risk The Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Repurchase Agreement Risk The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, described above. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur de-

Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	13

lay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Valuation Risk In certain circumstances, portfolio securities may be valued using techniques other than market quotations. See the discussion under “General Information” under “Calculating Share Prices.” The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by the Fund which are not principal investment strategies of the Fund unless otherwise noted in the ProFund’s description of principal strategies.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).

•

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•

A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instruments are very similar. NYSs are used primarily by Dutch companies.

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Forwards Contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

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Investments in Other Investment Companies may be utilized by the Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

>

Options on Securities and Stock Indices and Investments Covering such Positions Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>

Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

14	:: Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

The SAI contains more information about the Fund’s investment strategies and related risks.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at profunds.com.

15

Fund Management

16	:: Fund Management

Board Of Trustees And Officers

The Fund’s Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the Fund.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides management services to the Fund. ProFund Advisors has served as the investment adviser and management services provider since the Fund’s inception in 2005. ProFund Advisors oversees the investment and reinvestment of the assets in the Fund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of the Fund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Fund is available in the Fund’s annual report to shareholders dated December 31, 2009. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and ProFunds, another investment company advised by the Advisor, be equal to or greater than $10 billion, the Advisor has agreed to reduce the Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended December 31, 2009, the Fund’s annual investment advisory fee was not subject to any such reductions. During the year ended December 31, 2009, the Fund paid the Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)
Access VP High Yield Fund	0.48%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

The Fund is managed by an investment team overseen by Todd Johnson and Howard S. Rubin.

Todd Johnson, ProFund Advisors — Chief Investment Officer since December 2008. ProShare Advisors — Chief Investment Officer since December 2008. World Asset Management —Managing Director and Chief Investment Officer from 1994 to November 2008.

Howard S. Rubin CFA, ProFund Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from November 2004 through November 2009. ProShare Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from December 2007 through November 2009. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin is a CFA charterholder.

The following individuals have responsibility for the day-to-day management of the Fund as set forth in the summary section relating to the Fund.

Jeffrey Ploshnick, ProFund Advisors — Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 — April 2007. ProShare Advisors — Senior Portfolio Manager since December 1, 2009.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of the Access One Funds and ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of Fund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the Fund, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Fund under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of the Fund for such services. During the year ended December 31, 2009, the Fund paid the Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)
Access VP High Yield Fund	0.06%

17

General Information

18	:: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). The Fund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’s outstanding shares.

The Fund calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

The Fund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Unfunded CDSs are valued at the market value (mark-to-market value) on a given day. The market value is the current value of gains or losses since the inception of the swap plus accrued interest, excluding initial premiums or discounts paid, calculated based on cumulative daily appreciation or depreciation of the index and accrued interest. Total return swap agreements are valued at the market value, which is the current value of all gains or losses since the position was established. The current value is calculated based on price appreciation or depreciation, financing charges, commissions or trading costs, and dividends or income. Futures contracts purchased and held by the Fund are valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of the Fund when it holds these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that the Fund’s valuation of an investment may be higher or lower than the price the investment might actually command if the Fund sold it. See “Valuation Risk” in this Prospectus and the Fund’s SAI for more details.

Dividends and Distributions

The Fund normally declares and distributes to shareholders at least quarterly all of the quarter’s accumulated net investment income and at least annually all of the year’s net capital gains, if any, and may declare additional capital gains distributions during a year. The Fund does not announce dividend distribution dates in advance. The Fund will reinvest distributions in additional shares of the Fund making the distribution unless the insurance company separate account has written to request a direct cash distribution.

Purchasing and Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies and the Advisor. Shares of the Fund are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Payment for shares redeemed normally will be made within seven days of redemption. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining investors.

The Fund currently does not foresee any disadvantages to investors if the Fund served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should

General Information ::	19

be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Board of Trustees, the Fund may pay broker-dealers (including ProFunds Distributors, Inc. (the “Distributor”)), insurance companies, investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals, a fee at an annual rate not to exceed 0.25% of the Fund’s average daily net assets as compensation for service and distribution related activities and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the Fund, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the Fund contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and the Advisor from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of an Access One Fund, all other Access One Funds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Access One Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the Access One Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the Access One Funds and to encourage the sale of Access One Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If investment advisers, distributors or affiliates of mutual funds other than the Access One Funds make payments (including, without limitation, subtransfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Access One Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or the Advisor to financial firms, please see the SAI.

Tax Information

The Fund intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the Fund will not be subject to federal income tax on its investment income and net capital gains that it distributes to shareholders in a timely manner.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of the Fund will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company “segregated asset accounts” generally will not be subject to income tax currently on income from the Fund to the extent such income is applied to increase the values of VA Contracts and VLI Policies. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance and annuity contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements for qualification as a regulated investment company. In addition, the Fund will diversify its investments in accord with the requirements of section 817(h) so that, on the last day of each quarter of each calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer

20	:: General Information

are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security guaranteed (to the extent so guaranteed) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Fund fails to meet this diversification requirement, any income accrued under the variable insurance and annuity contracts invested in the Fund for the calendar year in which the failure occurred and all prior years could become currently taxable to the owners of the contracts. In addition, if the Internal Revenue Service (“IRS”) finds an impermissible level of “investor control” of investment options underlying variable contracts, the advantageous tax treatment provided with respect to insurance company separate accounts under the Code will no longer be available. Please see the Statement of Additional Information for further discussion.

Investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

If the Fund were to fail to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased.

Except where noted, the discussion above is generally based on the assumption that the shares of the Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under the applicable Code rules.

Because the shareholders of the Fund will be separate accounts or qualified pension or retirement plans, no attempt is made here to particularly describe the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable contract. See the Statement of Additional Information for more information on taxes.

Frequent Purchases and Redemptions of Fund Shares

The Board of Trustees has adopted a “Policy Regarding Frequent Purchases and Redemptions of Fund Shares” applicable to the Fund. It is the general policy of the Fund to permit frequent purchases and redemptions of Fund shares offered through this Prospectus. The Fund does not deter frequent purchase and redemptions of Fund shares and imposes no restrictions and charges no redemption fees to prevent or minimize frequent purchases and redemptions of Fund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this policy, the Trust may reject any purchase request for any reason.

As noted under “Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs of the Fund and may generate greater tax liabilities for shareholders who are not currently tax-exempt. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

21

Financial Highlights

The following tables are intended to help you understand the financial history of the Access VP High Yield Fund since inception.

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Total returns do not reflect insurance related charges or expenses. This information for the periods ended December 31, 2009, 2008, 2007 and 2006 has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the Fund, appears in the Annual Report of the Fund which are available upon request. Information for the period prior to December 31, 2006 was audited by another independent registered public accounting firm.

22	:: Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
Access VP High Yield Fund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
For the year ended Dec. 31, 2009	$24.83	(0.18)	3.97	3.79	—	(2.25)	—	—	(2.25)	$26.37	16.91%		1.98%	1.67%	(0.77)%	$41,059	1,671%
For the year ended Dec. 31, 2008	$28.94	0.18	(1.47)	(1.29)	(0.26)	(2.56)	—	—	(2.82)	$24.83	(4.65)%		1.76%	1.63%	0.67%	$47,245	1,971%
For the year ended Dec. 31, 2007	$30.94	0.96	0.52	1.48	(1.38)	(0.92)	(0.80)	(0.38)	(3.48)	$28.94	5.19%		1.88%	1.63%	3.20%	$28,322	1,675%
For the year ended Dec. 31, 2006	$30.94	0.91	1.87	2.78	(1.33)	(1.45)	—	—	(2.78)	$30.94	9.57%		2.00%	1.77%	2.96%	$31,752	1,441%
For the period May 2, 2005 through Dec. 31, 2005(d)	$30.00	0.36	1.67	2.03	(0.34)	(0.75)	—	—	(1.09)	$30.94	6.82	%(e)	2.13%	1.98%	1.74%	$35,003	1,534	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of the Access VP High Yield Fund (“Fund”) is available in the annual and semi-annual reports to shareholders of the Fund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the Fund in its current Statement of Additional Information (“SAI”), dated May 1, 2010, and most recent annual report to shareholders, dated December 31, 2009 which have been filed electronically with the Securities and Exchange Commission (“SEC”) and which are incorporated by reference into, and are legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, on-line at profunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make inquiries to the Fund by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

Access VP High Yield Fund

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

You can find reports and other information about the Fund on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090

ProFunds and the Bull & Bear design are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-21634
Bethesda, MD	VPHY0510

ACCESS ONE TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

Access VP High Yield Fund

3435 Stelzer Road

Columbus, Ohio 43219

PHONE: 1-888-776-5717

This Statement of Additional Information (the “SAI”) describes the Access VP High Yield Fund (the “Fund”), a series of Access One Trust, a Delaware statutory trust (the “Trust”).

This SAI is not a prospectus. This SAI should be read in conjunction with the Prospectus of Access VP High Yield Fund, dated May 1, 2010 (the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus is available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at profunds.com. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the Fund’s Annual Report for the fiscal year ended December 31, 2009, which have been filed with the U.S. Securities and Exchange Commission and are incorporated by reference into this SAI. A copy of the Fund’s Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the Fund. This SAI may include information that is not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The Fund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio.

ACCESS ONE TRUST

Description of Trust

The Trust is a Delaware statutory trust organized on July 29, 2004 and is registered with the Securities and Exchange Commission (“SEC” or “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of three active series: Access Flex High Yield Fund, Access Flex Bear High Yield Fund and Access VP High Yield Fund. One series, the Access VP High Yield Fund, is discussed herein and is offered to insurance company separate accounts. Other series may be added in the future. The Fund is classified as a non-diversified management investment company. Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies and ProFund Advisors LLC (the “Advisor”). The investments made by the Fund and the results achieved by the Fund at any given time may not be the same as those made by other mutual funds for which the Advisor acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Fund.

General Information

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Fund. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Fund not specified as fundamental may be changed by the Board of Trustees of the Fund (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

The investment techniques and strategies of the Fund discussed below may be used by the Fund if, in the opinion of the Advisor, these techniques or strategies will be advantageous to the Fund. Investing in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Fund to determine whether an investment is appropriate. Investment in the Fund alone does not constitute a balanced investment plan. The Fund is not intended for investors whose principal objective is current income or preservation of capital. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. Because of the inherent risks in any investment, there is no assurance that any of these techniques or strategies listed below or any of the other methods of investment available to the Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

The Advisor expects that the assets invested in the Fund will come from professional money managers who may use similar technical models as part of an active trading strategy. This may result in large fluctuations in assets under management which may have a negative impact on performance by concentrating transaction costs on certain days or over certain periods.

For purposes of this SAI , the word “invest” refers to the Fund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct investments and indirect investments in securities and other instruments. For example, the Fund typically invests indirectly in securities or instruments by using financial instruments with economic exposure similar to those underlying securities or instruments.

INVESTMENTS, TECHNIQUES AND RISKS

ACCESS VP HIGH YIELD FUND

Additional information concerning the characteristics of the permissible investments and techniques the Fund may employ is set forth below.

Swap Agreements. The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity. The Fund will primarily employ credit default swaps in order to obtain high yield exposure. The Fund may also enter into options on swap agreements (swap options).

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). The Fund is usually a net seller of CDSs. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Certain swap agreements entered into by the Fund (but generally not CDSs) would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Other swap agreements, such as CDSs, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where the Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

Because swap agreements are two party contracts and because they may have terms of greater than seven days, the “net amount” of a swap agreement may be considered to be illiquid. Moreover, the Fund bears the counterparty risk, i.e., risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The Fund will only enter into swap agreements with counterparties that meet the Fund’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (the “Code”) may limit the Fund’s ability to use swap agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, the Fund will become obligated, upon exercise of the option, to the terms of the underlying agreement.

The swaps market is a relatively new market and is largely unregulated. Most swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

As noted above, the Fund may enter into CDSs for investment purposes. The Fund will normally be a seller of CDSs. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities), the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Fund expects to buy CDSs with multiple reference issuers, in which case payments and settlements in respect of any defaulting reference issuer would typically be dealt with separately from the other reference issuers.

The Fund may enter into interest rate swaps. Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long or short-term interest rates. For example, the Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The use of CDSs and interest rate swaps, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Fund may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

The Fund may enter into equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and SAI), swap agreements are generally valued by the Fund at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

In the normal course of business, the Fund enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

Structured Notes. Structured notes are securities that are collateralized by one or more CDSs on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on CDSs (e.g., credit-linked securities), the Fund is also subject to the credit risk of the corporate credits underlying the CDSs. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a structured note may be one or more CDSs, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with CDSs.

Below Investment Grade Securities. As noted in the Prospectus, the Fund may invest significantly in or seek exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Below investment grade securities generally reflect a greater possibility that adverse changes in the financial condition of the issuer and/or in general economic conditions may impair the ability of the issuer to make timely payments of interest and principal. In addition, because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired. Issuers of below investment grade securities may not have the more traditional methods of financing available to them. Some below investment grade securities are unsecured or subordinate to the prior payment of senior indebtedness. For these reasons, among others, the risk of default or failure to timely pay interest and principal payments is significantly greater for below investment grade securities. Failure of the Fund to receive interest and principal payments from its portfolio of fixed income securities will affect the Fund’s income and ability to meet its investment objective.

The inability or perceived inability of issuers to make timely payments of interest and principal can make the values of below investment grade securities held by the Fund more volatile and can limit the Fund’s ability to sell such securities at prices approximating the values the Fund has placed on such securities. In addition, the absence of a liquid trading market for below investment grade securities held by the Fund may make it difficult for the Fund to establish the fair value of the securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by the nationally recognized securities rating organizations (“NRSROs”) do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. See Appendix A of this SAI for a summary of the NRSROs’ ratings.

The value of below investment grade securities, like other fixed income securities, fluctuates in response to changes in the interest rates. A decrease in interest rates will generally result in an increase in value of the Fund’s investments, while an increase in interest rates will generally result in the decline of the value of the Fund’s investments. Below investment grade securities can also be affected, sometimes to a greater extent than other fixed income investments, by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the value of fixed income securities, such as below investment grade securities.

Corporate Bonds. The Fund may invest in corporate debt securities that are representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection generally will not be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The Fund may invest in all grades of corporate securities including junk bonds, as discussed above.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps. The cash flows generated by the collateral are used to pay interest and principal to the Fund. CDOs are structured into tranches and the payments allocated such that each tranche has a predictable cash flow stream and average life.

The portfolio underlying the CDO security is subject to investment guidelines. However, the Fund cannot monitor the underlying obligations of the CDO and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund.

In addition, a CDO is a derivative and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially, from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Convertible Securities. The Fund may invest directly or indirectly in convertible securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for either: (1) a prescribed amount of common stock or other security of the same or different issuer; or (2) cash within a particular time period at a specified price or formula. A convertible security generally entitles the holder to receive interest on debt securities or dividends on equity securities until the convertible security matures or is redeemed, converted or exchanged. Convertible securities ordinarily provide a stream of income with generally higher yields than those of ordinary common stock of the same or similar issuer. Convertible securities generally have characteristics similar to both debt and equity securities. The value of the convertible securities generally tends to decline as interest rates rise and tends to fluctuate with the market value of the underlying equity securities due to the conversion feature. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

The Fund may invest in convertible securities that have a mandatory conversion feature. A convertible security with a mandatory conversion feature automatically converts into stock or other equity securities at the option of the issuer or at a specified date and a specified conversion ratio. Since conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying stock or equity security at times when the value of the underlying security has declined substantially. Convertible securities, particularly securities with a mandatory conversion feature, may be less liquid than other types of investments or they may be illiquid. In such cases, the Fund may not be able to dispose of the convertible security in a timely fashion or at a fair price, which could result in a loss to the Fund.

Equity Securities. The Fund may invest in or seek exposure to equity securities, The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is particularly sensitive to these market risks.

Foreign Securities. The Fund may invest in securities of foreign issuers (“foreign securities”). The Fund also may invest in Depositary Receipts (see “Depositary Receipts” below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic issuers. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. The Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

Futures Contracts and Related Options. The Fund may purchase or sell index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

When the Fund purchases or sells an index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position (marked-to-market on a daily basis), the Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund, cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon, except as set forth in the Prospectus and this SAI.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently inversely to the futures contract. The Fund may also cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low as or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The Fund may also cover its sale of a call option by taking positions in instruments, whose prices are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Forward Contracts. A principal investment strategy of the Fund is to enter into Financial Instruments, which may include forward contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. When required by law, the Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Index Options. The Fund may purchase and write options on indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of its positions, or to create synthetic money market positions. (See “Taxation.”)

An index fluctuates with changes in the market values of the securities included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of security prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular security. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual securities. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Fund may engage in transactions in index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Options currently are traded on the Chicago Board Options Exchange, NYSE Amex Options, and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities. (See “Illiquid Securities.”)

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Advisor intends to comply with all limitations.

Options on Securities. The Fund may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, the Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When the Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, the Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less

(or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Depositary Receipts. The Fund may invest in American Depositary Receipts (ADRs). For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Fund may invest in both sponsored and unsponsored ADRs. Unsponsored ADRs programs are organized independently and without the cooperation of the issuer of the underlying securities. As result, available information concerning the issuers may not be as current for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

The Fund may also invest in Global Depositary Receipts (“GDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

The Fund may also invest in or seek exposure to New York Shares (“NYSs”). NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. The Fund may also invest in or seek exposure to ordinary shares of foreign issuers traded directly on U.S. exchanges.

U.S. Government Securities. The Fund may invest in U.S. government securities in pursuit of its investment objectives, as “cover” for the investment techniques the Fund employs, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

Investments in Other Investment Companies. The Fund may invest in or seek exposure to the securities of other investment companies, including exchange traded funds (“ETFs”) and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the SEC. If the Fund invests in, and, thus is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investing in other investment companies involves substantially the same risks to the Fund as investing directly in the investments of the underlying investment companies. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly. Under applicable law and regulations the Fund cannot acquire securities of any one non-money market investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities (“3% Limitation”), securities issued by such company would have an aggregate value in excess of 5% of the Fund’s assets, or securities issued by such company and securities held by the Fund issued by other non-money market investment companies would have an aggregate value in excess of 10% of the Fund’s assets.

Pursuant to exemptive rules under the 1940 Act, a Fund may invest without limit in (1) affiliated funds, so long as its other investments consist only of government securities, short term paper and other “securities” as defined in the 1940 Act and (2) affiliated or unaffiliated money market funds. A Fund investing in affiliated funds under these new rules could not invest in a fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the fund take appropriate steps to comply with any conditions in such order.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of the Fund’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk. These risks could affect the income received from and the value of a particular ETF’s, which could cause the Fund’s income and asset value to be reduced.

Illiquid Securities. The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”), but which can be sold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

Under the current guidelines of the staff of the Commission, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of the Fund has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of the Fund in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. The Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Cash Reserves. To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, the Fund may invest all or part of the Fund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Money Market Instruments. The Fund is authorized to invest up to 100% of its assets in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund may invest in all types of Commercial Paper, including Commercial Paper rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Borrowing. The Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

The Fund may also enter into reverse repurchase agreements as described above, which may be viewed as a form of borrowing, with financial institutions. However, to the extent the Fund “covers” its repurchase obligations as described above, such agreements will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Lending of Portfolio Securities. Subject to the Fund’s investment restrictions set forth below, the Fund may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund, however, also bears the risk of loss from the investment of the cash collateral, which risk may be increased at times of high market volatility. The Fund will not lend more than 33 1/3% of the value of the Fund’s total assets. Loans will be subject to termination by the lending Fund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

When-Issued and Delayed-Delivery Securities. The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed delivery basis. Because the Fund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage the Fund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, investing in the Fund presents certain risks, some of which are further described below.

Non-Diversified Status. The Fund is a “non-diversified” series of the Trust. The Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company. The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements, described in “Taxation” below, on the Fund that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

Portfolio Turnover. The Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate. The Fund’s turnover rate for the fiscal year ended December 31, 2009 is set forth in the annual report to shareholders.

INVESTMENT RESTRICTIONS

Unless otherwise indicated, the following investment restrictions are fundamental with respect to the Fund and, as such, may be changed only by a vote of a majority of the outstanding voting securities of the Fund. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the Fund’s restrictions governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction. These restrictions supplement the investment objective and policies of the Fund as set forth in the Fund’s Prospectus.

Access VP High Yield Fund

1. The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2. The Fund may borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

3. The Fund may issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

4. The Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

5. The Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

For purposes of the Fund’s policy not to concentrate its assets in issuers in any particular industry or group of industries, the Fund uses the industry sub-group classifications provided by Bloomberg, L.P.

The fundamental investment restrictions of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund are normally calculated at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares. This may also be the case when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of each class of shares of the Fund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of the Fund is calculated by dividing the market value of the Fund’s assets attributed to a specific class, less all liabilities attributed to a specific class, by the number of outstanding shares of the class. The Fund records its investment transactions no later than the next business day after the transaction order is placed. When the Fund experiences net shareholder inflows, the Fund generally records investment transactions of the Fund on the business day after the transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund.

The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or the National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for FINRA-traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ), are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of the Fund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used) and futures contracts will be valued at their last sale price prior to that time at which the Fund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by the Fund will be valued at the last bid quote (if purchased by the Fund) or the last asked quote (if sold by the Fund) prior to the time at which the Fund calculates net asset value. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early or other events result in an exchange or market delaying its normal close.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the Fund’s service providers and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Fund or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Fund nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the Fund’s Chief Compliance Officer (“CCO”), or in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or the Fund’s distributor (“Distributor”), such disclosure serves a legitimate business purpose and the measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no party other than the Trust’s service providers and any other persons identified above receive Non-Standard Disclosure.

MANAGEMENT OF ACCESS ONE TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the federal securities laws.

The Board is currently composed of three Trustees, including two Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls to discuss specific matters that may require action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance and risks. The Advisor also prepares reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO conducts a compliance review and risk assessment and prepares and presents an annual written compliance report to the Board. The risk assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise. The CCO also oversees the Advisor’s Risk Management Committee, which meets periodically to assess and address areas of risk within the organization.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Fund’s controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o Access One Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112) ProShares Trust (111) Access One Trust (3)	RSR Partners, Inc

Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (August 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): Executive Vice President (January 2001 to August 2009).	ProFunds (112) ProShares Trust (111) Access One Trust (3)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112) ProShares Trust (111) Access One Trust (3)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in the Advisor.

The Board was formed in 2004 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	None

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001 – $50,000

As of April 1, 2010, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Fund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter the Trust, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2009.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the Fund, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Fund (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Fund;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Fund;

•	the Advisor or the principal underwriter of the Fund,

•	an officer of the Advisor or the principal underwriter of the Fund;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Fund; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Fund.

Compensation of Trustees

Each Independent Trustee is paid a $133,500 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $6,375 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2009.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$1,514	$0	$0	$171,000
Michael C. Wachs, Trustee	$1,514	$0	$0	$171,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o Access One Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Louis M. Mayberg Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor; (May 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (November 2005 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. since 2007 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1997.

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

Portfolio Managers’ Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As of December 31, 2009, the compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and to reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each portfolio manager as of January 31, 2010 or as otherwise noted.

Name of Portfolio Manager	Number of Registered Investment Company Accounts/Total Assets[1]		Number of Other Pooled Investment Vehicles/Total Assets[2]		Number of Other Accounts/Total Assets[3]
Todd Johnson	192	$26,340,519,158	12	$1,118,215,909	39	$2,181,307,747
Jeffrey Ploshnick	5	$266,450,432	0	$0	0	$0
Howard S. Rubin, CFA	144	$25,119,889,932	12	$1,118,215,909	39	$2,181,307,747

1	Includes assets of available series of ProFunds, available series of Access One Trust, and available series of ProShares Trust.
2	Includes assets of available series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex

Todd Johnson	None	None

Jeff Ploshnick	None	None

Howard S. Rubin, CFA	None	None

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Fund. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined in the Investment Advisers Act of 1940) may make security purchases, subject to the terms of the Advisor's Code of Ethics, that is consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

CODE OF ETHICS

The Trust, the Advisor and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”), as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained RiskMetrics Group (“RMG”) as an expert in the proxy voting and corporate governance area. RiskMetrics Group is an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by RMG include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. RMG issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and RMG also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. RMG’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by RMG and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by RMG on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Fund’s shareholders and the Advisor, underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct RMG to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which RMG voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of RMG, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month periods ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-5717, (2) on the Fund’s website at http://www.profunds.com and (3) on the SEC’s website at http://www.sec.gov.

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder's vote. As of April 1, 2010 the following persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

Name and Address	State of Incorporation	Parent Company	Percentage Shares of the Fund
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION 213 WASHINGTON STREET, 7th FLOOR NEWARK, NJ 07102	CT	Prudential Financial Inc.	68.64%

As of April 1, 2010, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the shares of the Fund.

Name and Address	No. of Shares	Percentage Shares of the Fund
WESTERN RESERVE LIFE ASSURANCE CO. 433 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	268,054	22.35%

MIDLAND NATIONAL LIFE INSURANCE PO BOX 79907 DES MOINES, IA 50325	106,952	8.92%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

INVESTMENT ADVISORY AND OTHER SERVICES

ProFund Advisors LLC. Under an investment management agreement between the Advisor and the Trust dated December 15, 2004 as amended March 10, 2005, on behalf of the Fund (“Agreement” or “Advisory Agreement”), the Fund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Fund. The Advisor bears all costs associated with providing these advisory services. The Advisor may waive fees, reimburse expenses or otherwise contribute assets to the Fund, which may affect performance. The Advisor, from its own resources, including profits from advisory fees received from the Fund, also may make substantial payments to broker-dealers and other financial institutions for their expenses in connection with the provision of administrative services and/or the distribution of the Fund’s shares. The Advisor also performs certain administrative services on behalf of the Fund pursuant to the Agreement. The Advisor has managed the Fund since its inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of ProFunds.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s annual report to shareholders dated December 31, 2009.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Advisor was entitled to, and waived, advisory fees in the following amounts for the Fund:

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Access VP High Yield Fund	$178,884	$41,609	$209,759	$29,282	$241,657	$87,841

The Advisor has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through April 30, 2011, exclusive of brokerage costs, interest, taxes, dividends (including dividends on securities sold short), litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses to 1.68% of the Fund’s average daily net assets. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by the Advisor within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Other Service Providers

Management Services. The Advisor also performs certain management services, including client support and other administrative services, for the Fund under a Management Services Agreement. The Advisor is entitled to receive an annual fee, equal to 0.10% of the average daily net assets of the Fund for such services.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Advisor was entitled to, and contractually waived, management services fees in the following amounts for the Fund:

	2007		2008		2009
	Earned	Waived	Earned	Waived	Earned	Waived
Access VP High Yield Fund	$35,777	$17,471	$32,111	$8,047	$32,221	$11,712

Administrator, Transfer Agent and Fund Accounting Agent. Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the Fund and the series of ProFunds. The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Fund under federal and state securities laws. The Administrator also maintains the shareholder account records for the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Fund under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust and ProFunds. This fee ranges from 0.05% of the Trust’s and ProFunds’ average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each Form N-Q Filing. Administration fees include additional fees paid to Citi by the Trust for support of the Fund’s Compliance Service Program.

For the fiscal year ended December 31, 2007, 2008 and 2009, Citi, as Administrator, was paid administration fees in the following amounts for the Fund:

ADMINISTRATION FEES

	2007	2008	2009
Access VP High Yield Fund	$12,101	$13,211	$18,560

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s and ProFunds’ average monthly net assets up to $1 billion to 0.00375% of the Trust’s and ProFunds’ average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2007, 2008 and 2009, Citi, as fund accounting agent, was paid fees in the following amounts for the Fund.

FUND ACCOUNTING FEES

	2007	2008	2009
Access VP High Yield Fund	$11,063	$15,122	$26,981

Citi also acts as transfer agent for the Fund, for which Citi receives additional fees.

Distributor. ProFunds Distributors, Inc., a wholly owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and sells shares of the Fund on a continuous basis. Its address is. 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Custodian. UMB Bank, N.A. (the “Custodian”) acts as custodian to the Fund. The Custodian’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services, the Custodian receives asset-based fees and transaction fees.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”) serves as the Fund’s independent registered public accounting firm. PwC provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 41 South High Street, Suite 2500, Columbus, Ohio 43215. Another independent registered public accounting firm provided such services to the Fund for prior fiscal years.

Legal Counsel. Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTION AND SERVICE (12b-1) PLAN

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) adopted by the Trustees, the Fund may pay broker-dealers (including, for avoidance of doubt, the Distributor), insurance companies, investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals (“Authorized Firms”), a fee as compensation for service and distribution related activities and for shareholder services.

Under the Plan, the Trust may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase shares of the Fund on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Plan (on an annual basis) of the average daily net assets of the shares of the Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers. In addition, an Authorized Firm may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the Fund available to its contract owners as a funding vehicle for variable insurance contracts.

The Advisor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the Fund for distribution related activities or the provision of shareholder services not otherwise covered by the Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Plan be reduced or eliminated from time to time, the Advisor may agree, in its sole discretion, to fund the resulting shortfall in Plan payments to financial intermediaries.

The Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the Fund regardless of the level of expenditures by Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan in connection with their annual consideration of the Plan’s renewal.

The Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Distribution and Service Agreements. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding shares of the Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding shares of the Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In the Trustees’ quarterly review of the Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Fund investors. These activities and services are intended to make the Fund an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended December 31, 2009, the Fund listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the Fund:

DISTRIBUTION SERVICE FEES

2009
Access VP High Yield Fund	$80,552

Revenue Sharing Arrangements

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Fund and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Administrative Services

The Trust, on behalf of the Fund, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the Fund. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the Fund, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the Fund as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the Fund is subject; generally assisting with compliance with applicable regulatory requirements; responding to ministerial inquiries concerning the Fund’s investment objective, investment programs, policies and performance; transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund; and providing any related services as the Fund or its investors may reasonably request. Depending on the arrangements, the Fund and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services.

For these services, the Trust may pay each insurer periodically a fee equal on an annual basis of up to 0.35% of the average daily net assets of the Fund that are invested in the Fund through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the Fund as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund listed below paid the following administrative services fees.

ADMINISTRATIVE SERVICE FEES

	2007	2008	2009
Access VP High Yield Fund	$81,831	$90,681	$96,339

For the fiscal years ended December 31, 2007, 2008 and 2009, the Advisor did not make any payments, out of its own resources, to administrative service providers.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Trustees, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Fund may execute brokerage or other transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the counter transactions executed with an electronic communications network or an alternative trading system.

The Advisor may serve as an investment manager to and may place portfolio transactions on behalf of a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Fund and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the Fund’s portfolio and the other client accounts.

The policy of the Fund regarding purchases and sales of securities for the Fund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers the following efficiency factors: the broker’s availability, facilities reliability, financing accountability, responsiveness and confidentiality. The Fund is managed similarly to other funds managed by the Advisor. In certain circumstances, transactions for other funds managed by the Advisor may be placed prior to or after those for the Fund and may receive different prices for similar securities or instruments on any given day. As a consequence, other funds managed by the Advisor may receive execution of trades superior to that of the Fund depending on market conditions, the time at which an order is placed and the liquidity of the market at a particular time.

Purchases and sales of U.S. government securities, CDSs or other corporate bonds are normally transacted through issuers, underwriters or major dealers acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. In seeking to implement the Fund’s policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

While the Advisor primarily considers price and the aforementioned efficiency factors, when evaluating the reasonableness of any brokerage commissions paid, the Advisor also may consider the value of the research of brokerage services provided by a particular broker-dealer. Such research and services are evaluated to assure: (1) these are the type of services or research benefits that fall within the safe harbor described in Section 28(e) of the Securities Exchange Act; (2) the purpose of such services is lawful; and (3) brokerage commissions paid for each of the services are reasonable in relation to their value. Research and brokerage services include, without limitation, proprietary research, statistical research, computer equipment or terminals, software and databases that provide access to data and analysis thereof, statistical information and securities data.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisors’ other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor, and thereby reduce the Advisors’ expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

In selecting brokers to effect transactions in the Trust’s portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts.

Brokerage Commissions

For the fiscal year ended December 31, 2007, 2008 and 2009, the Fund paid commissions in the following amounts:

	2007	2008	2009
Access VP High Yield Fund	$0	$0	$3,005

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include: the management fee; administrative fees, transfer agency fees and shareholder servicing fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, product descriptions, confirmations, proxy statements and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees, listing fees, all federal, state and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest. The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on July 29, 2004, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series and classify shares of a particular series into one or more classes of that series.

All shares of the Trust are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, if applicable, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

TAXATION

Overview. Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies and pension or retirement plans). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of the Fund will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company “segregated asset accounts” generally will not be subject to income tax currently on income from the Fund to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of the Fund will be respected as owned for U.S. federal income tax purposes by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under applicable federal income tax rules that may not be described herein.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of the Fund, no attempt is made here to particularly describe the tax consequences at the shareholder level of an investment in the Fund.

Taxation of the Fund. The Fund intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. The Fund intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in paragraph (b) above. Also, for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund were to fail to qualify for treatment as a RIC for any taxable year, (1) the Fund would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund’s distributions from earnings and profits, including distributions of net long-term capital gain, would be taxable to shareholders as dividend income. In order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Investments by the Fund in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

An investment by the Fund in zero coupon bonds, deferred interest bonds or payment-in-kind bonds will, and certain securities purchased at a market discount may, cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Amounts not distributed on a timely basis by a RIC in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of the Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by the Fund to both qualify as a RIC and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the IRS. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract owner’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Fund is not materially narrower in focus than the investment strategies described in IRS rulings in which strategies, such as investing in large company stocks, energy stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, energy stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The regulations proposed by the Treasury Department in 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies reflected in the Fund. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objective or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Other Taxation. The foregoing discussion is a summary of certain U.S. federal income tax consequences of investing in the Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, insurance companies and pension or retirement plans. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION—TOTAL RETURN CALCULATIONS

From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods for the Fund also may be included.

The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the Fund at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of the Fund may be subject to substantial short-term changes.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services and Dominion Bond Rating Services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Fund for the fiscal year ended December 31, 2009 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to Access One Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-“CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

Speculative Grade:

BB—Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business economic environment.

CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A rating CC indicates that default of some kind appears probable. A rating C signals imminent default.

DD, DD, D—Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%—100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%—90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations

ACCESS ONE TRUST

PART C. OTHER INFORMATION

Item. 28.	Exhibits

(a)(1)	Amended and Restated Declaration of Trust of Registrant – (1)

(b)	By-laws of Registrant, dates as of October 28, 1997– (1)

(c)(1)	Article 4 (Beneficial Interest) and Article 7 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Declaration of Trust of Registrant – (1)

(c)(2)	Article V (Meetings of Shareholders) and Article VI (Shares in the Trust) of the By-laws of Registrant – (1)

(d)(1)	Amended Investment Advisory Agreement, dated as of March 10, 2005, between Registrant and ProFund Advisors LLC – (12)

(d)(2)	Schedule A, dated as of December 14, 2006, to Amended Investment Advisory Agreement, dated as of March 10, 2005, between Registrant and ProFund Advisors LLC – (12)

(e)(1)	Distribution Agreement dated February 29, 2008 between Registrant and ProFunds Distributors, Inc. – (19)

(e)(2)	Form of ProFunds Distributors, Inc. Dealer Agreement for Investor Class Shares – (12)

(e)(3)	Form of ProFunds Distributors, Inc. Dealer Agreement for Class A shares – (5)

(e)(4)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Shareholder Services Agreement for Non-NASD Members – (12)

(e)(5)	Form dated as of August 29, 2006 of ProFunds Distributors, Inc. Distribution and Shareholder Services Agreement for NASD Registered Members – (12)

(f)	Not applicable.

(g)(1)	Custody Agreement, dated as of November 6, 1997, between ProFunds and UMB Bank, N.A. (“UMB”), as Amended on December 15, 2004 (the “Amended Custody Agreement”) – (1)

(g)(2)	Amendment dated March 10, 2005 to the Amended Custody Agreement, dated December 15, 2004, between ProFunds and UMB – (12)

(g)(3)	Appendix B, dated December 14, 2006, to the Amended Custody Agreement, dated March 10, 2005, between ProFunds and UMB – (12)

(g)(4)	Schedule of Fees for Domestic Custody Services of UMB, effective June 1, 2007 – (14)

(h)(1)	Administration Agreement, dated as of January 1, 2004, between ProFunds and BISYS Fund Services Limited Partnership (“BISYS”) – (12)

(h)(1)(i)	Schedule A to Amended Administration Agreement, dated December 14, 2006, by and among ProFunds, Registrant and BISYS – (12)

(h)(2)	Amendment No. 1, dated as of October 5, 2004, to Administration Agreement, dated as of January 1, 2004, between ProFunds and BISYS – (12)

(h)(3)	Amendment No. 2, dated December 15, 2004, to Amended Administration Agreement, dated as of January 1, 2004 and Amended as of October 5, 2004, between ProFunds and BISYS, adding Registrant as a party thereto – (12)

(h)(4)	Amendment No. 3, dated as of December 16, 2005, to the Amended Administration Agreement, dated December 15, 2004, by and among ProFunds, BISYS and Registrant – (12)

(h)(5)	Amendment No. 4, dated as of December 11, 2007, to the Amended Administration Agreement, dated December 15, 2004, by and among ProFunds, Citi Fund Services Ohio, Inc. (“Citi”) (assignee of BISYS) and Registrant – (14)

(h)(6)	Fund Accounting Agreement, dated as of January 1, 2004, between ProFunds and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) – (12)

(h)(6)(i)	Schedule A, dated as of September 19, 2007, to Amended Fund Accounting Agreement, dated December 15, 2004, by and among ProFunds, BISYS Ohio and Registrant – (14)

(h)(7)	Amendment No. 1, dated December 15, 2004, to Fund Accounting Agreement between ProFunds and BISYS Ohio, dated as of January 1, 2004, adding Registrant as a party thereto – (12)

(h)(8)	Amendment No. 2, dated December 11, 2007, to Fund Accounting Agreement between ProFunds and Citi (formerly BISYS Ohio), dated as of January 1, 2004, adding Registrant as a party thereto – (14)

(h)(9)	Transfer Agency Agreement by and among Registrant and BISYS Ohio, dated as of January 1, 2007 – (12)

(h)(10)	Amended and Restated Management Services Agreement, dated as of May 1, 2008, between Registrant and ProFund Advisors – (16)

(h)(11)	Amended Expense Limitation Agreement, dated March 10, 2005, between Registrant and ProFund Advisors LLC – (12)

(h)(12)(i)	Schedule A to the Expense Limitation Agreement, effective February 28, 2010 to February 28, 2011 – (18)

(h)(12)(ii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2010 to April 30, 2011 – (19)

(i)	Opinion and Consent of Counsel – (15)

(j)	Consent of Independent Registered Public Accounting Firm – (19)

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution and Shareholder Services Plan for Class A and C Shares – (1)

(m)(2)	Distribution and Shareholder Services Plan for Service Class Shares – (1)

(m)(3)	VP Distribution and Shareholder Services Plan – (2)

(m)(4)	Amended Distribution and Shareholder Services Plan for Class A and C Shares – (5)

(m)(5)	Schedule A, to the Class A & C Shares Distribution and Shareholder Services Plan, dated as of December 14, 2006 – (12)

(n)(1)	Amended and Restated Multiple Class Plan, dated as of June 19, 2001 – (5)

(n)(3)	Schedule A, dated as of December 14, 2006, to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 – (12)

(o)	Not applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., ProShares Trust, ProFunds, ProFund Advisors LLC and ProShare Advisors LLC, dated December 16, 2009 – (18)

(p)(2)	Code of Ethics of Citi Fund Services Ohio, Inc., dated as of January 1, 2010 – (19)

(q)(1)	Power of Attorney for Louis M. Mayberg – (14)

(q)(2)	Power of Attorney for Michael Wachs – (14)

(q)(3)	Power of Attorney for Russell S. Reynolds, III – (14)

(q)(4)	Power of Attorney for Troy A. Sheets, III – (14)

(q)(5)	Power of Attorney for Michael L. Sapir – (16)

(q)(6)	Power of Attorney for Christopher Sabato – (18)

(1)	Previously filed on December 10, 2004 as part of Pre-Effective Amendment No. 2 and incorporated herein by reference.
(2)	Previously filed on December 17, 2004 as part of Pre-Effective Amendment No. 3 and incorporated herein by reference.
(3)	Previously filed on February 28, 2005 as part of Post Effective Amendment No. 2 and incorporated herein by reference.
(4)	Previously filed on March 16, 2005 as part of Post Effective Amendment No. 3 and incorporated herein by reference.
(5)	Previously filed on April 22, 2005 as part of Post Effective Amendment No. 4 and incorporated herein by reference.
(6)	Previously filed on June 6, 2005 as part of Post Effective Amendment No. 7 and incorporated herein by reference.
(7)	Previously filed on December 29, 2005 as part of Post Effective Amendment No. 8 and incorporated herein by reference.
(8)	Previously filed on February 24, 2006 as part of Post Effective Amendment No. 9 and incorporated herein by reference.
(9)	Previously filed on February 27, 2006 as part of Post Effective Amendment No. 10 and incorporated herein by reference.
(10)	Previously filed on April 25, 2006 as part of Post Effective Amendment No. 11 and incorporated herein by reference.
(11)	Previously filed on June 30, 2006 as part of Post Effective Amendment No. 13 and incorporated herein by reference.
(12)	Previously filed on February 26, 2007 as part of Post Effective Amendment No. 14 and incorporated herein by reference.
(13)	Previously filed on April 27, 2007 as part of Post Effective Amendment No. 15 and incorporated herein by reference.
(14)	Previously filed on February 28, 2008 as part of Post Effective Amendment No. 16 and incorporated herein by reference.
(15)	Previously filed on April 29, 2008 as part of Post Effective Amendment No. 17 and incorporated herein by reference.
(16)	Previously filed on February 27, 2009 as part of Post Effective Amendment No. 18 and incorporated herein by reference.
(17)	Previously filed on April 29, 2009 as part of Post Effective Amendment No. 19 and incorporated herein by reference.
(18)	Previously filed on December 30, 2009 as part of Post Effective Amendment No. 20 and incorporated herein by reference.
(19)	Filed herewith

Item. 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item. 30.	Indemnification

Reference is made to Article Eight of the Registrant’s Declaration of Trust which is incorporated by reference herein.

The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated July 29, 2004 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”). Each Covered Person shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses including but not limited to amounts paid in satisfaction of judgments, in compromise or fines and penalties, and counsel fees reasonably incurred or paid by him in connection with the defense or disposition of any claim, action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he becomes or may have become involved as a party or otherwise or with which he becomes or may have become threatened by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

I In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of Section 8.5.2 of the Declaration of Trust) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.6 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust including counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification under Section 8.5 of the Declaration of Trust.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

I A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item. 31.	Business and Other Connections of Investment Advisers

Reference is made to the caption “Fund Management” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Management of Access One Trust” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

ProFund Advisors LLC (the “Advisor”), is a limited liability company formed under the laws of the State of Maryland on May 8, 1997.

Item. 32.	Principal Underwriters

Item 32(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”. Each Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b)	Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses is 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI/Trust
Michael Sapir	Director/Trustee and Chairman of the Board
William Seale	Director
Louis Mayberg	President, Director and Chief Operating Officer/President
Victor Frye	Secretary/Chief Compliance Officer
Edward J. Karpowicz	Treasurer

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1) ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager).

(2) ProFunds Distributors Inc., 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as distributor).

(3) Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi in its role as administrator, fund accountant and transfer agent).

(4) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each Series of the Trust (records relating to its function as Custodian).

Item. 34.	Management Services

Not applicable.

Item. 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on April 30, 2010.

ACCESS ONE TRUST

/s/ LOUIS M. MAYBERG
Louis M. Mayberg, President*

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/S/ MICHAEL L. SAPIR	Trustee, Chairman	April 30, 2010
Michael L. Sapir*

/s/ RUSSELL S. REYNOLDS, III	Trustee	April 30, 2010
Russell S. Reynolds, III*

/s/ MICHAEL WACHS	Trustee	April 30, 2010
Michael Wachs*

/s/ LOUIS M. MAYBERG	President	April 30, 2010
Louis M. Mayberg*

/s/ CHRISTOPHER E. SABATO	Treasurer	April 30, 2010
Christopher E. Sabato*

*By:	/s/ BARRY PERSHKOW
Barry Pershkow As Attorney-in-fact

April 30, 2010

Exhibit Index

ITEM NUMBER	ITEM

(e)(1)	Distribution Agreement dated February 29, 2008 between Registrant and ProFunds Distributors, Inc.

(h)(12)(ii)	Schedule B to Expense Limitation Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(p)(2)	Code of Ethics of Citi Fund Services Ohio, Inc.